INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense (Details) $ in Thousands	Dec. 31, 2024 USD ($)
INTANGIBLE ASSETS, NET
2025	$ 3,782
2026	3,074
2027	3,074
2028	1,119
2029 and thereafter	35
Total	$ 11,084